SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): August 23, 2001
                                                          ----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





          1-7160                                        35-1101097
------------------------------         -----------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                    46514
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(Address of Principal Executive Offices)              (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     a) In June 2001, PricewaterhouseCoopers LLP ("PwC") advised Coachmen Industries, Inc. (the "Company") that it was closing its office in South Bend, Indiana which office had served the Company since 1986.

     b) On August 23, 2001, the Board of Directors of the Company, on the recommendation of the Audit Committee, appointed Ernst & Young LLP as the Company's independent certifying accountants for the year ending December 31, 2001.

     c)   PwC was notified of their dismissal on August 23, 2001.

     d) The reports of PwC on the Company's financial statements for the years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     e) In connection with the audits of the Company's financial statements for the two most recent fiscal years and through August 23, 2001, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

     f) The Company has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as
          Exhibit 16.1 to this report on Form 8-K.

ITEM 5.   OTHER EVENTS.

          On August 24, 2001, the Company filed a press release announcing Coachmen's new models winning rave reviews. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits

                  Exhibit No.               Exhibit
                  -----------               -------

                  16.1 Letter regarding change in certifying accountant of the registrant from
                                            PriceWaterhouseCoopers LLP dated
                                            August 24, 2001.

                  99.1 Press Released dated August 24, 2001 regarding Coachmen's new models winning rave reviews.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COACHMEN INDUSTRIES, INC.


                                              By:    /s/ Richard M. Lavers
                                                  ------------------------------
                                                     Richard M. Lavers
                                                     General Counsel & Secretary



Dated:  August __, 2001